Fees Summary	Aug. 19, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	168,775.56
Total Transaction Valuation	1,143,465,870.40
Total Offset Amount	0.00
Net Fee	$ 168,775.56